PRINCIPAL REAL ESTATE INCOME FUND
STATEMENT OF INVESTMENTS
January 31, 2020 (Unaudited)
Description	Shares	Value (Note 2)
COMMON STOCKS (49.18%)
Real Estate Management/Services (1.34%)
Mitsubishi Estate Co., Ltd.	107,600	$2,137,005

Real Estate Operation/Development (5.20%)
Aroundtown SA	135,262	1,280,509
Echo Investment SA	338,924	448,744
Empiric Student Property PLC	171,428	224,107
Essential Properties Realty Trust, Inc.	21,532	594,498
LEG Immobilien AG	4,500	555,719
Midea Real Estate Holding, Ltd.(a)(b)	339,400	957,029
Mitsui Fudosan Co., Ltd.	15,300	411,111
New World Development Co., Ltd.	990,000	1,250,470
Sun Hung Kai Properties, Ltd.	80,500	1,132,883
TAG Immobilien AG	21,512	567,819
TLG Immobilien AG(c)	17,187	575,651
Zhongliang Holdings Group Co., Ltd.(b)	368,000	258,708
		8,257,248
REITS-Apartments (6.92%)
Apartment Investment & Management Co., Class A	15,747	830,024
AvalonBay Communities, Inc.	8,200	1,776,858
Essex Property Trust, Inc.	3,600	1,115,136
Independence Realty Trust, Inc.	224,950	3,300,017
Invitation Homes, Inc.	85,128	2,678,978
Irish Residential Properties REIT PLC	165,746	304,775
Minto Apartment Real Estate Investment Trust	20,444	380,641
UNITE Group PLC	35,847	602,113
		10,988,542
REITS-Diversified (13.27%)
Altarea SCA	5,069	1,163,711
Arena REIT	563,380	1,165,317
Centuria Metropolitan REIT	56,050	112,559
Charter Hall Group	29,067	250,222
CoreSite Realty Corp.	10,394	1,220,775
Covivio	6,100	725,232
Cromwell European Real Estate Investment Trust(b)	916,500	553,964
Crown Castle International Corp.	5,433	814,081
Dexus	73,000	621,576
Dream Industrial Real Estate Investment Trust	160,300	1,693,361
EPR Properties	23,105	1,649,004
Equinix, Inc.	1,850	1,091,001
Investec Australia Property Fund	619,713	636,771
Klepierre SA	9,855	335,870
Lendlease Global Commercial REIT(c)	274,900	185,335
LondonMetric Property PLC	115,000	345,931
Mapletree Logistics Trust	428,300	577,511
Merlin Properties Socimi SA	122,000	1,731,898
NSI NV	13,283	724,792
Sabana Shari'ah Compliant Industrial Real Estate Investment Trust	1,138,000	387,784
Segro PLC	75,376	906,355
Stockland	253,770	835,776
United Urban Investment Corp.	370	663,477
VICI Properties, Inc.	65,109	1,744,921
Weyerhaeuser Co.	32,880	951,876
		21,089,100

Description	Shares	Value (Note 2)
REITS-Health Care (4.60%)
Healthcare Trust of America, Inc.	27,445	$879,063
Healthpeak Properties, Inc.	27,879	1,003,365
Physicians Realty Trust	37,584	727,251
Primary Health Properties PLC	138,725	288,335
Sabra Health Care REIT, Inc.	85,800	1,844,700
Ventas, Inc.	20,500	1,186,130
Welltower, Inc.	16,172	1,373,165
		7,302,009
REITS-Hotels (2.01%)
Far East Hospitality Trust	746,000	371,743
Japan Hotel REIT Investment Corp.	1,530	1,032,190
MGM Growth Properties LLC	17,739	566,584
Park Hotels & Resorts, Inc.	44,165	968,980
Sunstone Hotel Investors, Inc.	20,000	253,600
		3,193,097
REITS-Manufactured Homes (0.76%)
Sun Communities, Inc.	7,443	1,207,031

REITS-Mortgage (0.19%)
Two Harbors Investment Corp.	20,170	307,794

REITS-Office Property (4.26%)
Alexandria Real Estate Equities, Inc.	8,651	1,411,843
Brandywine Realty Trust	41,942	655,134
City Office REIT, Inc.	71,227	962,989
Daiwa Office Investment Corp.	50	401,458
Inmobiliaria Colonial SA	65,000	871,549
MCUBS MidCity Investment Corp.	1,375	1,617,946
Sekisui House Reit, Inc.	996	854,857
		6,775,776
REITS-Regional Malls (0.49%)
Taubman Centers, Inc.	29,286	773,736

REITS-Shopping Centers (1.80%)
CapitaLand Retail China Trust	195,208	221,730
Fortune Real Estate Investment Trust	270,000	308,706
Kenedix Retail REIT Corp.	156	386,563
Link REIT	134,000	1,363,016
NewRiver REIT PLC	234,001	580,916
		2,860,931
REITS-Single Tenant (0.38%)
Spirit Realty Capital, Inc.	11,520	608,026

REITS-Storage (0.44%)
CubeSmart	22,000	696,740

REITS-Warehouse/Industrials (7.28%)
AIMS AMP Capital Industrial REIT	762,100	815,379
Centuria Industrial REIT	196,105	479,144
Industrial & Infrastructure Fund Investment Corp.	205	315,574
Industrial Logistics Properties Trust	122,280	2,798,989
Macquarie Mexico Real Estate Management SA de CV(a)(b)	522,900	712,586
Nippon Prologis REIT, Inc.	49	141,092
PLA Administradora Industrial S de RL de CV	159,450	260,328
Prologis, Inc.	31,705	2,944,761
Summit Industrial Income REIT	29,873	291,416
Terreno Realty Corp.	8,200	469,532

Description	Shares	Value (Note 2)
REITS-Warehouse/Industrials (continued)
WPT Industrial Real Estate Investment Trust	164,609	$2,342,386
		11,571,187
Storage/Warehousing (0.24%)
Safestore Holdings PLC	36,000	382,680

TOTAL COMMON STOCKS
(Cost $65,314,327)		78,150,902

		Maturity	Principal	Value
Description	Rate	Date	Amount	(Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (88.22%)
Commercial Mortgage Backed Securities-Other (10.30%)
Bank of America Commercial Mortgage Trust 2008-1(d)	6.786%	02/10/51	$81,510	$81,612
Citigroup Commercial Mortgage Trust 2019-GC43:
2019-GC43(a)(d)(e)	0.743%	11/10/29	2,500,000	134,728
FHLMC Multifamily Structured Pass Through Certificates:
2012-K052(d)(e)	1.668%	01/25/26	9,690,000	810,766
2011-KAIV(d)(e)	3.615%	06/25/21	9,000,000	346,932
JPMorgan Chase Commercial Mortgage Securities Trust:
2013-C15(a)(d)(e)	1.810%	10/15/23	11,500,000	591,591
2014-C21(a)(d)	3.900%	07/15/24	12,747,500	10,181,891
2006-CB17(d)	5.489%	12/12/43	1,158,399	839,654
LB-UBS Commercial Mortgage Trust 2006-C7	5.407%	11/15/38	1,059,697	630,520
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20(a)(d)(e)	1.760%	02/15/25	23,967,000	1,589,674
Morgan Stanley Capital I Trust 2016-UB11(a)(d)(e)	1.500%	08/15/26	13,495,500	1,161,402
				16,368,770

Commercial Mortgage Backed Securities-Subordinated (77.92%)
BANK:
2018-BN12(a)(d)	3.051%	05/15/28	2,500,000	1,890,969
2017-BNK5(a)(d)	3.078%	06/15/27	3,000,000	2,806,246
2017-BNK9(a)	3.367%	03/15/28	5,000,000	4,029,903
2017-BNK5(a)(d)	4.397%	07/15/27	7,500,000	5,789,411
Bank of America Commercial Mortgage Trust 2016-UB10(a)	3.000%	05/15/26	3,500,000	3,235,323
BENCHMARK Mortgage Trust 2018-B1(a)(d)	3.000%	01/15/28	11,500,000	8,519,371
CFCRE Commercial Mortgage Trust 2016-C3(a)(d)	3.052%	01/10/26	5,484,000	5,058,432
Citigroup Commercial Mortgage Trust 2019-GC41(a)	3.000%	08/10/29	2,800,000	2,058,118
Citigroup Commercial Mortgage Trust 2019-GC43:
2019-GC43(a)(d)	3.000%	11/10/29	2,500,000	1,827,121
COMM 2013-CCRE7 Mortgage Trust 2013-CR7(a)(d)	4.510%	10/10/23	3,000,000	2,589,746
Commercial Mortgage Pass Through Certificates 2014-CR14(a)(d)	3.496%	01/10/24	2,000,000	1,570,456
Commercial Mortgage Trust:
2014-UBS5(a)	3.495%	09/10/24	2,715,000	2,401,140
2013-LC6(a)	3.500%	01/10/23	1,350,000	1,199,696
2014-LC17(a)	3.687%	09/10/24	2,780,000	2,664,471
2012-CR2(a)	4.250%	08/15/22	1,900,000	1,746,387

		Maturity	Principal	Value
Description	Rate	Date	Amount	(Note 2)
Commercial Mortgage Backed Securities-Subordinated (continued)
2013-CR11(a)(d)	4.371%	10/10/23	$5,108,000	$4,813,026
2012-CR5(a)(d)	4.462%	12/10/22	5,492,405	4,854,553
2014-CR17(a)(d)	4.509%	05/10/24	2,600,000	2,224,043
2014-UBS2(a)(d)	5.169%	02/10/24	2,932,500	2,840,686
CSAIL Commercial Mortgage Trust 2015-C4(d)	3.733%	11/15/25	5,000,000	4,736,697
Goldman Sachs Mortgage Securities Trust:
2014-GC22(a)	3.582%	06/10/47	8,326,000	6,566,185
2013-GC14(a)(d)	4.904%	08/10/23	2,000,000	1,961,596
2014-GC20(a)(d)	5.130%	04/10/47	8,505,000	7,826,226
2013-GC16(a)(d)	5.488%	11/10/46	2,342,405	2,549,612
JPMorgan Chase Commercial Mortgage Securities Trust:
2013-C15(a)	3.500%	10/15/23	2,500,000	2,143,444
2013-C16(a)(d)	3.744%	11/15/23	1,433,000	1,328,416
2013-C16(a)(d)	5.195%	11/15/23	2,117,483	2,249,818
Morgan Stanley Bank of America Merrill Lynch Trust:
2017-C34(a)(d)	3.300%	10/15/27	3,450,000	2,479,111
2013-C8(a)(d)	4.192%	02/15/23	3,000,000	3,079,595
2015-C26(a)(d)	4.550%	10/15/25	3,576,000	2,970,542
Morgan Stanley Capital I Trust 2016-UB11(a)(d)	2.844%	08/15/26	5,000,000	3,921,275
Wells Fargo Commercial Mortgage Trust:
2014-LC18(a)	2.840%	01/15/25	8,635,000	6,766,403
2015-NXS3(a)	3.153%	09/15/57	1,500,000	1,432,625
2015-C31	3.852%	11/15/25	2,886,000	2,723,198
2015-C31(a)(d)	4.761%	11/15/25	3,000,000	2,602,076
WFRBS Commercial Mortgage Trust 2014-C20(a)	3.986%	05/15/24	7,650,000	6,341,978
				123,797,895

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $123,059,196)				140,166,665

Description	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.47%)
State Street Institutional Treasury Plus Money Market Fund	1.511%	743,934	743,934

TOTAL SHORT TERM INVESTMENTS
(Cost $743,934)			743,934

TOTAL INVESTMENTS (137.87%)
(Cost $189,117,457)			$219,061,501

Liabilities in Excess of Other Assets (-37.87%)			(60,169,129)
NET ASSETS (100.00%)			$158,892,372

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $131,666,901, which represents approximately 82.87% of net assets as of January 31, 2020.

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of January 31, 2020, the aggregate market value of those securities was $2,482,287 representing 1.56% of net assets.
(c)	Non-income producing security.
(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Interest only security.

See Notes to Quarterly Statement of Investments.

PRINCIPAL REAL ESTATE INCOME FUND

Notes to Quarterly Statement of Investments

January 31, 2020 (Unaudited)

NOTE 1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The Statement of Investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Statement of Investments has been prepared as of the close of the New York Stock Exchange (“NYSE”) on January 31, 2020.

Portfolio Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per common share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its common shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Discounts and premiums on commercial mortgage backed securities purchased are accreted or amortized to income based on estimated effective maturity of the respective securities. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2020:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$78,150,902	$–	$–	$78,150,902
Commercial Mortgage Backed Securities	–	140,166,665	–	140,166,665
Short Term Investments	743,934	–	–	743,934
Total	$78,894,836	$146,166,665	$–	$219,061,501

*	See Statement of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3 during the period.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s common shares and, after that basis has been reduced to zero, will constitute capital gains to the common shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.